THE PAYMENT OF THIS INSTRUMENT, BOTH PRINCIPAL AND INTEREST, AND ALL OTHER INDEBTEDNESS EVIDENCED HEREBY, IS SUBORDINATE, SUBJECT AND MADE JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR RIGHTS OF FOOTHILL CAPITAL CORPORATION, ITS SUCCESSORS AND ASSIGNS, IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED FOR REFERENCE PURPOSES ONLY AS OF MARCH 19, 2001, WHICH INTERCREDITOR AND SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE

EXECUTION COPY

                                 PROMISSORY NOTE

U.S. $5,000,000                                            Dated: March 19, 2001

            FOR VALUE RECEIVED, each of the undersigned, STYLECRAFT LAMPS, INC., a Tennessee corporation ("Stylecraft") and PETALS, INC., a Delaware corporation ("Petals", and, together with Stylecraft, the "Borrowers"), HEREBY JOINTLY AND SEVERALLY AND UNCONDITIONALLY PROMISES TO PAY to the order of INTERIORS INVESTORS, L.L.C., a Delaware limited liability company (the "Lender"), in lawful money of the United States of America the principal sum of FIVE MILLION AND NO/100 U.S. DOLLARS (U.S. $5,000,000), such amount representing the original aggregate principal amount of the term loan evidenced hereby (the "Term Loan") owed by the Borrowers to the Lender pursuant to this Promissory Note, and in respect of which original aggregate principal amount of the Term Loan evidenced hereby, Stylecraft and Petals received $2,000,000 and $3,000,000, respectively.

            The Borrowers promise to pay all principal due hereunder in one (1) installment, payable on March 14, 2002 (the "Final Maturity Date").

            The Borrowers promise to pay interest in cash on the unpaid principal amount of the Term Loan from the date hereof until such principal amount is paid in full, and interest shall be due and payable (A) for the period commencing on the date hereof through and including May 31, 2001, on May 31, 2001, and (B) thereafter on the last Business Day (as defined below) of each calendar month, and (C) at maturity (each such date a "Payment Date"). Interest shall be computed on the basis of a year of 365 days and actual days elapsed at a per annum rate (the "Interest Rate") equal to (i) sixteen percent (16.0%) for the period from the date hereof through and including September 30, 2001 and
(ii) eighteen percent (18.0%) for the period commencing on October 1, 2001 through the Final Maturity Date, or such lesser rate as prescribed under applicable usury laws. At any time during an Event of Default (as hereinafter defined) interest on all due and unpaid Obligations shall be computed at the then applicable Interest Rate plus two percent (2.0%) per annum, or such lesser rate as prescribed under applicable usury laws.

            In addition to the terms otherwise defined herein, the following terms used in this Promissory Note shall have the following meanings:

            "Collateral Documents" means all agreements, instruments and documents creating (or purporting to create) a security interest in the collateral specified therein in favor of the Lender, executed and delivered in connection with this Agreement, including, without limitation, (i) the Security Agreement executed by the Borrowers substantially in the form of Exhibit A-1 attached hereto, (ii) the Security Agreement executed by each of Interiors and Interiors' domestic incorporated subsidiaries (other than the Borrowers) substantially in the form of Exhibit A-2 attached hereto, (iii) the

      Pledge Agreements executed by Interiors and certain subsidiaries of Interiors in respect of the capital stock of each of Interiors' and such subsidiaries' direct subsidiaries in substantially the form of Exhibit B-1 and Exhibit B-2, respectively, attached hereto, and (iv) each intellectual property security agreement, other security agreements, mortgages, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, financing statements and all other written matter whether heretofore, now or hereafter executed by or on behalf of Interiors or any of its subsidiaries, together with all agreements and documents referred to therein or contemplated thereby.

            "Guaranties" means, collectively, (i) that certain Guaranty executed by Interiors in substantially the form of Exhibit C-1 attached hereto,
      (ii) that certain Guaranty executed by all of Interiors' subsidiaries in substantially the form of Exhibit C-2 attached hereto, and (ii) that certain Guaranty executed by Munn and his spouse in substantially the form of Exhibit C-3 attached hereto (all such guarantors being collectively referred to herein as "Guarantors").

            "Interiors" means Interiors, Inc., a Delaware corporation and owner of 100% of the capital stock of each of the Borrowers.

            "Loan Documents" means this Promissory Note, the Guaranties, the Collateral Documents, the Special Sale Payment Agreement, and all other documents, instruments, notes and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            "Loan Parties" means, collectively, the Borrowers and the Guarantors.

            "Material Debt Agreements" means, collectively, (i) the Senior Credit Agreement, (ii) each of that certain Secured Convertible Note in the original amount of $13,540,626, dated as of September 20, 1999 issued by Interiors in favor of Limeridge LLC ("Limeridge") (as defined below) and that certain Secured Convertible Note in the original amount of $1,744,518, dated as of December 31, 1999 issued by Interiors in favor of Endeavour Capital Fund SA ("Endeavour"), and the security agreements related thereto, (iii) that certain Convertible Debenture dated as of March 23, 1999 in the original amount of $2,000,000 issued by Interiors in favor of DMB Property Ventures Limited Partnership, (iv) that certain Promissory Note in the original amount of $2,000,000, dated as of July 27, 2000 issued by Interiors in favor of Donald M. Landis, and (v) that certain Loan Agreement dated as of June 13, 2000 by and between Stylecraft, as borrower, Interiors, as guarantor, and Bank of America, as lender, evidencing a commitment by Bank of America to make loans to Stylecraft in maximum principal amount equal to $2,300,000 (and the security agreements and mortgages related thereto), as amended by an Amendment to Loan Agreement and an Amendment to Loan Agreement and Promissory Note, dated as of September 5, 2000 and March 16, 2001, respectively, in each case, as in effect as of the date hereof.

            "Obligations" means all unpaid principal of and accrued and unpaid interest on the Term Loan, all Special Sale Payments, if any, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrowers or any other Loan Party to the Lender or any indemnified person hereunder or under any of the other Loan Documents.

            "Reduction Amount" means, with respect to any event, an amount equal to the sum of (i) any permanent reduction in the Senior Indebtedness constituting term loans under (and as required by) the Senior Credit Agreement as a result of such event, plus (ii) any required prepayment of the Senior Indebtedness (as defined below) constituting revolving debt under (and as required by) the Senior Credit Agreement as a result of such event exclusive of the amount of any such payments which result in a net increase of revolving loan availability under the Senior Credit Agreement over the revolving loan availability in effect immediately prior to such payment.

            "Remaining Net Proceeds" means, with respect to any event, an amount equal to the sum of (i) the Sale Consideration (as defined in the Special Sale Payment Agreement) received by Interiors or any of its subsidiaries in connection with such event minus (ii) the Reduction Amount calculated in respect of such event.

            "Senior Credit Agreement" means that certain Loan and Security Agreement, dated as of June 15, 2000 by and among Interiors, Inc., Artisan House, Inc., CSL Lighting Manufacturing, Inc., Model Home Interiors, Inc., Petals, Inc., Stylecraft Lamps, Inc., Troy Lighting, Inc., Vanguard Studios, Inc., and Windsor Art, Inc., as borrowers, and Foothill Capital Corporation, as Lender, as amended by an Amendment 2 [SIC] to Loan Agreement, and an Amendment 2 to Loan Agreement and Waiver, dated as of August 15, 2000 and October 13, 2000, respectively, as in effect as of the date hereof.

            "Special Sale" means the occurrence of any of (i) the sale of the assets and/or capital stock of Stylecraft, and (ii) the sale of the assets and/or capital stock of Petals.

            "Special Sale Payment" shall have the meaning assigned to such term in the Special Sale Payment Agreement.

            "Special Sale Payment Agreement" means that certain Letter Agreement, dated as of March 19, 2001, by and between the Borrowers and the Lender, and acknowledged by Foothill Capital Corporation, as the same may be amended, restated, supplemented or otherwise modified from time to time.

            The proceeds of the Term Loan shall be used by the Borrowers for working capital and other general corporate purposes; provided, however, that on the date hereof at least $2,000,000 of the net proceeds of this Promissory Note advanced to Stylecraft shall be used by Stylecraft to pay the outstanding trade obligations of Stylecraft to trade creditors of Stylecraft acceptable to the Lender in its sole discretion.

            Subject to the terms of the Senior Credit Agreement, the net proceeds of sales or issuance of debt securities or equity securities, in a public offering or private placement by Interiors or any of its subsidiaries, and net proceeds of assets sales (other than the sale of inventory in the ordinary course of business), shall be used to prepay the Obligations, to the full extent of the net proceeds so received; provided, however, that, notwithstanding the foregoing:

            (A) upon the sale or disposition of all or substantially all of the Petals, Inc. business unit of Interiors, after giving effect to any application of net proceeds to the payment of the outstanding indebtedness under the Senior Credit Agreement (the "Senior Indebtedness") as required under the Senior Credit Agreement, the Borrowers shall first make a mandatory minimum prepayment of the Obligations in an amount equal to the lesser of (i) the Remaining Net Proceeds of such sale and (ii) $2,500,000 (which amount shall be applied first to the Special Sale Payment and then to accrued and unpaid interest on the Term Loan and then to unpaid principal on the Term Loan), and thereafter any Remaining Net Proceeds may be applied to permanently reduce Interiors' indebtedness to Limeridge and Endeavour, and thereafter any Remaining Net Proceeds shall be applied to permanently repay the remaining balance of all Obligations;

            (B) upon the sale or disposition of all or substantially all of the Stylecraft business unit of Interiors, after giving effect to any application of net proceeds to the payment of Senior Indebtedness as required under the Senior Credit Agreement, Interiors may apply up to $2,500,000 of the Remaining Net Proceeds of such sale to make a payment to Limeridge and/or Endeavour to permanently reduce Interiors' indebtedness to Limeridge and Endeavour, and any Remaining Net Proceeds shall be applied to permanently repay the remaining balance of all Obligations (which shall be applied first to the Special Sale Payment and then to accrued and unpaid interest on the Term Loan and then to unpaid principal on the Term Loan and then to any other outstanding Obligations);

            (C) upon the sale or disposition of any other assets of Interiors or any of its subsidiaries (other than (i) the sale of inventory or disposition of obsolete inventory, in each case, in the ordinary course of business and (ii) the disposition in the ordinary course of business of equipment that is obsolete, excess or no longer used or useful in Interiors' or its subsidiaries' business), after giving effect to any application of net proceeds to the payment of Senior Indebtedness as required under the Senior Credit Agreement, the Borrowers shall pay an amount not less than 50% of the excess of (a) the Remaining Net Proceeds of all such other sales or dispositions over (b) $2,000,000, to permanently repay the balance of all Obligations (which shall be applied first to any due and unpaid Special Sale Payment and then to accrued and unpaid interest on the Term Loan and then to unpaid principal on the Term Loan and then to any other outstanding Obligations).

            The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time without premium or penalty, but subject to the prior payment of any Special Sale Payment then due and payable by the Borrowers.

            All payments of principal and interest in respect of this Promissory Note shall be made payable to the Lender in lawful money of the United States of America for the Lender's account at such place as shall be designated by the Lender for such purpose.

            This Promissory Note is the Promissory Note referred to in, and is entitled to the benefits of, and all amounts due hereunder are secured pursuant to the terms of, the Collateral Documents.

            EACH BORROWER WAIVES ANY AND ALL REQUIREMENTS OF DEMAND, PRESENTMENT, PROTEST, NOTICE OF DISHONOR OR FURTHER NOTICE OF ANY KIND IN CONNECTION WITH THIS PROMISSORY NOTE.

            Should any payment of principal or interest become due and payable on any day other than a Business Day ("Business Day" being any day not a Saturday, Sunday or legal holiday in Chicago, Illinois or New York, New York), the maturity thereof shall be extended to the next succeeding Business Day and interest shall continue to accrue at the applicable rate until such payment is made.

            Each Borrower agrees to reimburse the Lender for any reasonable costs and out-of-pocket expenses (including attorneys' fees and expenses of attorneys and paralegals for the Lender) paid or incurred by the Lender in connection with the preparation, negotiation, execution, delivery, review, amendment, modification and administration of the Loan Documents. Should the indebtedness represented by this Promissory Note or any part hereof or any other Loan Document be collected at law or in equity or in bankruptcy, receivership or other court proceeding, or should this Promissory Note or any other Loan Document be placed in the hands of attorneys for collection after default, each Borrower agrees to pay, in addition to the principal, interest due and payable hereon and any other sums due and payable hereon, all costs of collecting or attempting to collect this Promissory Note or the other Obligations, including attorneys' fees and expenses (including those incurred in connection with any appeal).

            This Promissory Note shall not require the payment nor permit the collection of interest or any late payment charge in excess of the maximum rate permitted by law. If any excess interest or late payment charge in such respect is provided for under this Promissory Note or shall be adjudicated to provide for such terms, neither Borrower nor its respective successors or assigns shall be obligated to pay such interest or late payment charge in excess of the maximum amount permitted by law, and the right to demand the payment of any such excess shall be and hereby is waived. In the event Lender shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of the maximum rate permitted by law, all such sums deemed to constitute interest in excess of the maximum rate permitted by law shall, upon such determination, at the option of Lender, be returned to the Borrowers or credited against the principal balance of Borrowers' obligation then outstanding under this Promissory Note. This provision shall control any other provision of this Promissory Note.

            Upon the occurrence of any of the following events (each an "Event of Default"): (i) (a) any Borrower shall fail to pay the principal amount of the Obligations when due or (b) any Borrower shall fail to pay interest on the Term Loan, or any Borrower or any other Loan Party shall fail to pay any other amount due hereunder or under any other Loan Document, and such failure shall continue unremedied for three (3) Business Days; (ii) if any representation or warranty made by any Loan Party herein or in any of the other Loan Documents shall be false or misleading in any material respect when made or deemed made; (iii) any event shall have occurred that permits the holder of Interiors' or any of its subsidiaries' obligations or indebtedness (including, without limitation, the Senior Indebtedness, but excluding the indebtedness of Interiors and its subsidiaries to Limeridge and Endeavour) to accelerate the maturity thereof or any subsidiary of Interiors fails to pay when due any such obligations or indebtedness; (iv) if any Loan Party shall fail to perform or observe any other term or condition binding upon it hereunder or under any of the other Loan Documents and such failure shall continue unremedied for ten (10) Business Days following written notice; or (v) (a) if any Loan Party (other than Interiors) shall generally not pay its debts as such debts become due or any Loan Party shall make a general assignment for the benefit of creditors; (b) if any proceeding shall be instituted by or, unless dismissed within thirty (30) days, against, any Loan Party seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency, or relief of debtors generally, or seeking the entry of an order for relief or for the appointment of a receiver, trustee, custodian, or other similar officer for it or for any part of its assets; or (c) if any Loan Party shall take any action to authorize any of the actions set forth in subclauses (v) (a) and (v) (b) of this paragraph; then the Lender may, without demand, notice or legal process of any kind, declare the outstanding principal amount of the Term Loan together with all accrued and unpaid interest thereon and all other amounts due hereunder and under the other Loan Documents (collectively, the "Indebtedness") to be, whereupon the Indebtedness shall become, immediately due and payable; provided, however, that upon the occurrence of any Event of Default specified in subclause (v) of this paragraph, the Indebtedness shall automatically become due and payable.

            Each Borrower hereby represents and warrants on and as of the date hereof that: (i) such Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Promissory Note and the other Loan Documents to which it is a party, and such Borrower has taken all necessary action to authorize the same, and such execution, delivery, and performance do not violate or contravene its respective organizational documents or any law, regulation, agreement, writ, or order applicable to or binding upon it; and (ii) this Promissory Note and all of the other Loan Documents to which it is a party have been duly executed and delivered, and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally. In addition, on and as of the date hereof each Borrower makes each of the representations and warranties contained in the Senior Credit Agreement, which representations and warranties, along with the definitions of the terms utilized therein and any related provisions, as in effect on the date hereof and without giving effect to any amendment, restatement, waiver or other modification thereto unless consented to hereunder by the Lender, are hereby incorporated by reference herein and shall apply with the same force and effect as though set forth herein in their entirety and shall survive the termination of the Senior Credit Agreement; provided, however, for purposes of the Borrowers' representations and warranties required of it under this paragraph, any references to the "Agreement," the "Loan Documents", the "Obligations", the "Collateral" or "Foothill" or like defined terms in the representations and warranties contained in the Senior Credit Agreement shall be deemed to be references to this Promissory Note, the Loan Documents, the Obligations, the Collateral and the Lender hereunder, respectively.

            Each Borrower covenants and agrees that until the payment in full of all Obligations, (i) except to obtain a forbearance from Limeridge, Endeavour and Foothill, no Loan Party shall amend, restate, extend, supplement or otherwise modify the Material Debt Agreements, (ii) so long as an Event of Default shall be continuing, the Borrowers shall not make any dividends or any other distributions to Interiors to fund, nor shall Interiors make any payments in respect of, Interiors' obligations under that certain Convertible Debenture dated as of March 23, 1999 in the original amount of $2,000,000 issued by Interiors in favor of DMB Property Ventures Limited Partnership, and (iii) each Borrower will, and shall cause Interiors and other Loan Parties party thereto to comply, at all times with each of the covenants of Interiors and its subsidiaries contained in the Senior Credit Agreement, which covenants, along with the definitions of the terms utilized therein and any related provisions, as in effect on the date hereof and without giving effect to any amendment, restatement, waiver or other modification thereto unless consented to hereunder by the Lender, are hereby incorporated by reference herein and shall apply with the same force and effect as though set forth herein in their entirety and shall survive the termination of the Senior Credit Agreement; provided, however, for purposes of Interiors' and the other Loan Parties' covenants required of it under this paragraph, any references to the "Agreement," the "Loan Documents", the "Obligations", the "Collateral" or "Foothill" or like defined terms in the covenants contained in the Senior Credit Agreement shall be deemed to be references to this Promissory Note, the Loan Documents, the Obligations, the Collateral and the Lender hereunder, respectively.

            It is a condition precedent to the Lender making the Term Loan that the Borrowers shall have provided the following to the Lender:

            (A) each of the agreements, instruments and other documents listed on the List of Closing Documents attached hereto as Exhibit D attached hereto;

            (B) a written opinion of counsel to the Loan Parties addressed to the Lender addressing the issues identified in Exhibit E attached hereto, containing such assumptions and qualifications and otherwise in form and substance acceptable to the Lender;

            (C) evidence satisfactory to the Lender that not less than $2,000,000 of the initial proceeds of the Term Loan shall be applied to repay the outstanding trade obligations of Stylecraft to Berman Industries, Inc.; and

            (D) evidence satisfactory to the Lender that the Borrowers shall have paid unpaid fees and expenses of the Lender's counsel.

            Each Borrower further agrees to indemnify and hold harmless the Lender (and its subsequent permitted assigns), and each affiliate thereof and each director, officer, employee, agent or representative thereof (each, an "indemnified person") in connection with any losses, claims, damages, liabilities or other expenses (whether asserted by any Loan Party or any third party) to which such indemnified persons may become subject, insofar as such losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) or other expenses arise out of or in any way relate to or result from any use or intended use of the Term Loan or the proceeds thereof, and each Borrower agrees to reimburse each indemnified person for any legal or other expenses incurred in connection with investigating, defending or participating in any such loss, claim, damage, liability or action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which indemnified expenses arise), provided that no Borrower shall have any obligation hereunder to indemnify any indemnified person for any loss, claim, damage, liability or expense which resulted from the gross negligence or willful misconduct of such indemnified person. All amounts owing to the

Lender or other indemnified person pursuant to this paragraph shall be paid by the Borrowers promptly following any demand by the person or entity entitled to such payment pursuant to the terms of this paragraph. None of the Lender or its subsequent permitted assigns shall be responsible or liable to any Borrower or any other person for damages which may be alleged as a result of this Promissory Note or any of the other Loan Documents. The provisions of this paragraph shall survive repayment of the Term Loan and cancellation of this Promissory Note.

            Notwithstanding any provision of this Promissory Note and any other Loan Document to the contrary, the Borrowers consent and agree, and the Lender by acceptance of this Promissory Note likewise consents and agrees, that all amounts payable to the Lender by the Borrowers hereunder or by any Loan Party pursuant to any other Loan Document, all of the Loan Parties' obligations under each of the Loan Documents, and all rights and remedies of the Lender hereunder or under any of the Loan Documents, shall be subordinated to the extent set forth in that certain Intercreditor and Subordination Agreement, dated as of March 19, 2001, by and among Foothill Capital Corporation, as senior lender, the Lender, as subordinate lender, and Berman Industries, Inc., as a subordinated trade creditor of Stylecraft, and acknowledged by Interiors, the Borrowers and certain other subsidiaries of Interiors (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"). To the extent that any provision herein shall conflict with the provisions of the Intercreditor Agreement, so long as the Intercreditor Agreement shall be in effect, the provisions of the Intercreditor Agreement shall prevail.

            All payments made by, or on behalf of, any Borrower hereunder will be made without setoff, counterclaim or other defense.

            The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of outstanding principal balance of the Term Loan and the date and amount of each principal payment hereunder; provided, that the failure of the Lender to maintain such schedule or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Promissory Note.

            THIS PROMISSORY NOTE SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. THE BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT HERETO.

            Any legal action or proceeding with respect to this Promissory Note or any of the other Loan Documents may be brought in the courts of the State of Illinois or of the United States of America for the Northern District of Illinois and, by execution and delivery of this Promissory Note, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the applicable Borrower at its address designated below, such service to become effective seven days after such mailing. Nothing herein shall affect the right of the Lender or any holder of this Promissory Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction. Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Promissory Note brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            Neither the failure nor delay on the part of the Lender to exercise any right, power or privilege under this Promissory Note and no course of dealing between the Borrowers and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Promissory Note preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lender to any other or further action in any circumstances without notice or demand.

            All notices, demands and requests that any party is required or elects to give to any other under this Promissory Note or any of the other Loan Documents shall be in writing and any such notice shall become effective (a) upon personal delivery thereof, including but not limited to, delivery by overnight mail and courier service or (b) three (3) Business Days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, in each case addressed or delivered to such party (provided that no notice to the Lender shall be effective until actually received by it) at (i) its address set forth below its signature hereto with respect to the Borrowers, (ii) 100 E. Huron Street, Chicago, Illinois, 60616,
Attention: Robert Berman, with respect to the Lender, and (iii) the address set forth in the applicable Loan Document with respect to any other Loan Party, or at such other address as may be designated by any such party in a notice to the other parties.

            At any time and from time to time, each Borrower agrees that the Borrowers will cooperate with the Lender and will execute and deliver, or cause to be executed and delivered, all such further instruments and documents, and will take all such further actions, as the Lender may reasonably request in order to carry out the provisions and purposes of this Promissory Note and all of the other Loan Documents.

            Whenever in this Promissory Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and permitted assigns. The provisions of this Promissory Note shall be binding upon and shall inure to the benefit of said successors and permitted assigns. Each Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for such Borrower.

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                                       9

            No Borrower may assign or delegate any of its obligations or agreements hereunder. No amendment, modification or waiver of any provision of this Promissory Note shall be effective unless it is in writing and signed by the Lender and the Borrowers.

                                        STYLECRAFT LAMPS, INC.

                                        By:_____________________________________
                                        Name:    Max Munn
                                        Title:   _______________________________
                                        Address: 320 Washington Street
                                                 Mount Vernon, NY  10553


                                        PETALS, INC.

                                        By:_____________________________________
                                        Name:    Max Munn
                                        Title:   _______________________________
                                        Address: 320 Washington Street
                                                 Mount Vernon, NY  10553


SIGNATURE PAGE TO PROMISSORY NOTE

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
           PROMISSORY NOTE OF STYLECRAFT LAMPS, INC. and PETALS, INC.,

                              DATED MARCH 19, 2001

                      Principal                Principal
                      Amount of                 Amount      Unpaid
            Date        Loan                     Paid       Balance
            ----        ----                     ----       -------


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